The date of this supplement is November 24, 2003.

F64-041 11/24/03

T. Rowe Price Institutional Equity Fund, Inc.

T. Rowe Price Institutional Mid-Cap Equity Growth Fund

T. Rowe Price Mid-Cap Growth Fund, Inc.

T. Rowe Price Mid-Cap Growth Fund—Advisor Class

T. Rowe Price Mid-Cap Growth Fund—R Class

Supplement to prospectuses dated May 1, 2003

Important Information About the Institutional Mid-Cap Equity Growth and the Mid-Cap Growth Funds

The fund will not accept new accounts after 4:00 p.m. ET on December 8, 2003.

Purchases of shares are permitted for existing investors holding shares directly with T. Rowe Price and participants in their employers` retirement plans where the fund is an option in the plan. Generally, investors or plan participants holding shares through intermediaries (for example, brokerage or financial planning firms) will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts offered through T. Rowe Price.

The closing does not restrict shareholders from selling shares of the fund.

When deemed to be in the fund`s best interests, the fund reserves the right to permit certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.